                                                                   EXHIBIT 10.17

                          AMENDMENT TO PROMISSORY NOTES

         This Amendment to Promissory Notes (the "Amendment") is entered into as of May 21, 2002 by and between RedEnvelope, Inc., formerly known as 911Gifts, Inc. (the "Company") and Hilary Billings (the "Employee").

A. On July 21, 1999, Employee issued to the Company two (2) promissory notes (the "Notes") in the aggregate principal amounts of $24,389.20 and $19,166.30.

B. In connection therewith, Employee granted security interests in the Notes by pledging shares of the Company's common stock held by Employee pursuant to two (2) Pledge and Security Agreements (one with respect to each Note) dated July 21, 1999 (the "Pledge Agreements")

The Company and Employee hereby agree to amend the Notes as follows:

         1. The maturity date of the Notes shall be extended by four (4) years and, to effectuate the foregoing, the final sentence of the first paragraph of each Note shall be replaced in its entirely by the following sentence:

                  "Such principal and interest shall be due and payable on July 20, 2007."

2. The parties acknowledge and agree that the defined term "Note" in each of the Pledge Agreements shall be deemed to refer to the Notes as amended hereby, and that the Company's obligations under Section 3(f) of that certain letter agreement dated April 10, 2002 between Employee and Company are satisfied in full by this Amendment.

Except as amended by this Amendment, the Notes and the Pledge Agreements shall remain in full force and effect, enforceable in accordance with their respective terms.

         The parties have executed this Amendment as of the date first written above.

                                     COMPANY:

                                     REDENVELOPE, INC.

                                     /s/ Alison May
                                     -------------------------------------------
                                     By: Alison May, President and Chief
                                         Executive Officer

                                     EMPLOYEE:

                                     Hilary Billings

                                     /s/  Hilary Billings
                                     -------------------------------------------